UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
 _____________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 5, 2016

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MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws
On January 5, 2016, the Board of Directors of Maxwell Technologies, Inc. (the “Company”) adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), to clarify the timely notice dates for stockholders wishing to submit proposals for consideration at an annual meeting of stockholders without including the proposals in the Company’s proxy statement related to such annual meeting (the “Stockholder Proposals”).
Specifically, Section 2.15 of the revised Bylaws now clarifies that in order to be timely, Stockholder Proposals must be delivered to the Company not less than ninety (90) calendar days nor more than one hundred and twenty (120) calendar days prior to the date of the Company’s proxy statement delivered to stockholders in connection with the previous year’s annual meeting.
The foregoing brief description of the Company’s Bylaws is qualified in its entirety by the full text of the Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 8.01. Other Events.
The Company filed its 2015 Proxy Statement with the SEC on April 10, 2015, and filed additional proxy materials with the SEC on May 14, 2015 (the “Additional Materials”). The Additional Materials incorrectly reported the timely notice date for Stockholder Proposals at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) as February 22, 2016. For Stockholder Proposals and stockholder director nominations at the 2016 Annual Meeting, the Company will honor this timely notice date, and stockholders should submit such Stockholder Proposals or stockholder director nominations, if in accordance with the other requirements under the Company’s Bylaws, to the Company’s Secretary no later than February 22, 2016. Stockholders who wish to submit proposals or director nominations for a future annual meeting of stockholders will be subject to the timely notice provisions of the Company’s Bylaws.
Item 9.01. Financial Statements and Exhibits.
Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: January 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Registrant.